Exhibit(a)(1)(C)

LETTER OF TRANSMITTAL
TO TENDER ORDINARY SHARES
(Par Value $0.01 Per Share)
of
Acorn International, Inc.
Pursuant to the Offer to Purchase
Dated June 3, 2011
of
Bireme Limited

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON JULY 1, 2011, UNLESS THE OFFER IS EXTENDED.

The Share Tender Agent for the Offer is:

COMPUTERSHARE TRUST COMPANY, N.A.

For Holders of Ordinary Shares in Hong Kong and the People’s Republic of China:

By Mail:	By Overnight Courier:	By Hand:
Computershare Hong Kong Investor Services Limited Rooms 1712-1716, 17th Floor Hopewell Centre 183 Queen’s Road East Wan Chai, Hong Kong	Computershare Hong Kong Investor Services Limited Rooms 1712-1716, 17th Floor Hopewell Centre 183 Queen’s Road East Wan Chai, Hong Kong	Computershare Hong Kong Investor Services Limited Rooms 1712-1716, 17th Floor Hopewell Centre 183 Queen’s Road East Wan Chai, Hong Kong

For all other Holders of Ordinary Shares:

By Mail:	By Overnight Courier:	By Hand:
Computershare Trust Company, N.A. Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Corporate Actions 250 Royall Street Attn: Suite V Canton, MA 02021	Computershare Trust Company, N.A. Corporate Actions 250 Royall Street Attn: Suite V Canton, MA 02021

This document should be read in conjunction with the offer to purchase dated June 3, 2011, and any amendments or supplements thereto, which collectively constitute the “Offer to Purchase.” Terms used but not defined in this Letter of Transmittal to Tender Ordinary Shares (the “Share Letter of Transmittal”) have the meanings given to them in the Offer to Purchase.

You should use this Share Letter of Transmittal if you are tendering ordinary shares, par value $0.01 per share (“Ordinary Shares”) of Acorn International, Inc. (“Acorn”) that are not represented by American Depositary Shares (“ADSs”). All terms and conditions contained in the Offer to Purchase applicable to Ordinary Shares not represented by ADSs are deemed to be incorporated in and form part of this Share Letter of Transmittal.

Delivery of this Share Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Share Tender Agent. The instructions set forth in this Share Letter of Transmittal should be read carefully before this Share Letter of Transmittal is completed. Requests for assistance or additional copies of the Offer to Purchase and this Share Letter of Transmittal may be made to or obtained from the Information Agent at its address or telephone numbers set forth at the end of this Share Letter of Transmittal.

FOR CERTIFICATED SHARES
DESCRIPTION OF ORDINARY SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill	Ordinary Shares Tendered
in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	(Attach additional list if necessary)
		Total Number of	Please fill in
		Ordinary Shares	Number of
	Certificate	Represented by	Ordinary Shares
	Number(s)	Certificate(s)	Tendered*

Total Ordinary Shares

* Unless otherwise indicated, it will be assumed that all Ordinary Shares represented by any certificates delivered to the Share Tender Agent are being tendered. See Instruction 4.

FOR UNCERTIFICATED SHARES
IF THE ORDINARY SHARES TENDERED ARE NOT REPRESENTED BY CERTIFICATE(S), CHECK THE FOLLOWING BOX AND PROVIDE THE INFORMATION REQUESTED BELOW:  ☐

Name(s) and Address(es) of Registered Holder(s)*	Please fill in Number of Ordinary Shares Tendered

* Please fill in exactly as name(s) appear on the Register of Members of Acorn.

Certain Ordinary Shares are only held in uncertificated form, with ownership appearing on the register of members (the “Register of Members”) of Acorn. In the event that your shares are uncertificated, and you wish to tender please fill in the information under “FOR UNCERTIFICATED SHARES” above and all other required information herein.

You must sign this Share Letter of Transmittal in the appropriate space provided below, with signature guarantee if required.

In addition, you must sign the attached Instrument of Transfer entitled “FOR BOTH CERTIFICATED AND UNCERTIFICATED SHARES — INSTRUMENT OF TRANSFER.” With respect to such Instrument of Transfer, please leave blank the date and the number of Ordinary Shares to be transferred. Bireme, the purchaser for the tendered Ordinary Shares, will determine the number of Ordinary Shares it will accept for payment under the terms and conditions of the Offer, including pursuant to proration if required as described in Section 1 — Terms of the Offer of the Offer to Purchase.

You also need to complete the substitute W-9 set forth below or if you are not a United States person, provide an applicable properly completed IRS Form W-8 (generally, IRS Form W-8BEN) if required.

The offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Ordinary Shares in any jurisdiction in which the making of the offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

If you desire to tender Ordinary Shares in the offer and hold certificates evidencing the Ordinary Shares, but you cannot deliver certificates evidencing the Ordinary Shares and all other required documents to the Share Tender Agent at or prior to the Expiration Date (as defined below), you must tender your Ordinary Shares according to the guaranteed delivery procedure set forth in Section 3 — Procedures for Tendering Shares of the Offer to Purchase. See Instruction 2.

FOR CERTIFICATED SHARES

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9.

☐	CHECK HERE IF TENDERED ORDINARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE SHARE TENDER AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Shareholder(s)

Date of Execution of Notice of Guaranteed Delivery  , 2011

Name of Institution which Guaranteed Delivery

FOR BOTH CERTIFICATED AND UNCERTIFICATED SHARES

INSTRUMENT OF TRANSFER

Acorn International, Inc.

We,  [Insert the Name of the Transferor]

of   [Insert the Address]

do hereby transfer to Bireme Limited of c/o Codan Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, P.O. Box 2681 Grand Cayman, KY1-1111 Cayman Islands (the “Transferee”) the           * shares standing in our name in the Register of Acorn International, Inc. to hold unto the said Transferee, his executors, administrators or assigns.

Dated the            day of                     , 2011.*

For and on behalf of	For and on behalf of

[Insert the Name of the Transferor]	Bireme Limited

Authorised Signatory [Sign]	Authorised Signatory [Sign]

In the presence of	In the presence of

Witness	Witness

* Please leave blank.

Ladies and Gentlemen:

The undersigned hereby tenders to Bireme Limited, a Cayman Islands company (“Bireme”), the above-described ordinary shares, par value $0.01 per share (the “Ordinary Shares”), of Acorn International, Inc., a Cayman Islands company (“Acorn”), pursuant to Bireme’s offer to purchase Ordinary Shares and American Depositary Shares (“ADSs”), each representing three Ordinary Shares, in an aggregate amount not to exceed 20,000,000 Ordinary Shares (taking into account both Ordinary Shares that are tendered and Ordinary Shares underlying ADSs that are tendered) for $2.00 per Ordinary Share, which represents $6.00 per ADS, in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 3, 2011 (as amended and supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal to Tender Ordinary Shares (the “Share Letter of Transmittal,” which, together with the Offer to Purchase as amended and supplemented and the related Letter of Transmittal to Tender American Depositary Shares, collectively constitute the “Offer”). The Offer expires at 5:00 p.m., New York City time, on July 1, 2011, unless extended by Bireme as described in the Offer to Purchase (as extended, the “Expiration Date”). Bireme reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Ordinary Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Bireme of its obligations under the Offer or prejudice your rights to receive payment for Ordinary Shares validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Ordinary Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Bireme all right, title and interest in and to all the Ordinary Shares that are being tendered hereby (and any and all securities issued or issuable in respect thereof on or after June 2, 2011) and appoints the Share Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Ordinary Shares (and all such securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Ordinary Shares (and all such securities), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Bireme, (ii) present such Ordinary Shares (and all such securities) for transfer on the books of Acorn, (iii) insert the number of Ordinary Shares accepted for payment as determined by Bireme pursuant to the terms of the Offer and enter the date to effect the transfer in the attached signed, undated blank Instrument of Transfer (entitled “For BOTH CERTIFICATED AND UNCERTIFICATED SHARES — INSTRUMENT OF TRANSFER”), and (iv) receive all benefits and otherwise exercise all rights of beneficial ownership of such Ordinary Shares (and all such securities), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints Robert W. Roche, Ritsuko Hattori-Roche and Don Dongjie Yang, in their respective capacities as directors of Bireme, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Ordinary Shares tendered hereby which have been accepted for payment by Bireme prior to the time of any vote or other action (and any and all securities issued or issuable in respect thereof on or after June 2, 2011), at any meeting of shareholders of Acorn (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and coupled with an interest and is granted in consideration of, and is effective upon, the acceptance for payment of such Ordinary Shares by Bireme in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Ordinary Shares (and all such securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Ordinary Shares tendered herein (and any and all securities issued or issuable in respect thereof on or after June 2, 2011) and that if and when the same are accepted for payment by Bireme, Bireme will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Share Tender Agent or Bireme to be necessary or desirable to complete the sale, assignment and transfer of the Ordinary Shares tendered hereby (and all such other securities).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Ordinary Shares pursuant to any one of the procedures described in Section 3 — Procedures for Tendering Shares of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Bireme upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any Ordinary Shares purchased, and, if Ordinary Share certificates have been tendered, return any Ordinary Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any Ordinary Shares purchased and, if Ordinary Share certificates have been tendered, any certificates for Ordinary Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Ordinary Shares purchased and, if Ordinary Share certificates have been tendered, return any Ordinary Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Bireme has no obligation, pursuant to the “Special Payment Instructions”, to transfer any Ordinary Shares from the name of the registered holder(s) thereof if Bireme does not accept for payment any of the Ordinary Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Ordinary Shares purchased (less the amount of any U.S. federal income and backup withholding tax required to be withheld) or Ordinary Share certificates for those Ordinary Shares not tendered or not purchased, are to be issued or registered in the name of someone other than the undersigned.

Issue  ☐  check  ☐  certificates to:

Name
(Please Print)

Address

(Zip Code)

Taxpayer Identification Number

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Ordinary Shares purchased (less the amount of any U.S. federal income and backup withholding tax required to be withheld) or, if Ordinary Share certificates have been tendered those Ordinary Share certificates not purchased, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail  ☐  check  ☐  ADRs to:

Name
(Please Print)

Address

(Zip Code)

Taxpayer Identification Number

SIGN HERE
Executed and Delivered as a Deed by:

(Please also complete Substitute Form W-9 below
or an applicable IRS Form W-8)

Signature(s) of Shareholder(s)

In the presence of

Signature of Witness

Signature of Witness

Dated  , 2011

Name(s)

(Please Print)

Capacity (full title)

Address

(Zip-Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) tendered, or in the case of uncertificated Ordinary Shares, as name(s) appear(s) on the Register of Members of Acorn or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If required; see Instructions 1 and 5)
(For use by Eligible Institutions only.
Place medallion guarantee in space below)

Name of Firm

Address

(Zip-Code)

Authorized Signature

Name
(Please Print)

Area Code and Telephone Number

Dated  , 2011

NON-U.S. PERSONS SHALL COMPLETE THE APPLICABLE IRS FORM W-8. THIS FORM MUST BE COMPLETED BY ALL U.S. PERSONS SURRENDERING SHARES OF ACORN. FAILURE TO COMPLETE AND RETURN THIS FORM (OR FOR NON-U.S. PERSONS, THE APPLICABLE IRS FORM W-8) MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

PAYER’S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.
Part I Taxpayer Identification No. — For All Accounts

Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If awaiting a TIN, write “Applied For” in the space at the right and complete the Certificate of Awaiting Taxpayer Identification Number below. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines
Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.
Part II — For Payees Exempt From Backup Withholding, see enclosed Guidelines. Social Security Number or Employer Identification Number

Check appropriate box:
☐ Individual/Sole Proprietor ☐ C Corporation  ☐  S Corporation ☐  Partnership ☐  Trust/estate ☐ Limited liability company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership)             ☐ Other (specify)
☐ Exempt from Backup Withholding

Part III Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certificate Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of the Offer or this Letter of Transmittal, other than the certifications required to avoid backup withholding.
SIGNATURE DATE , 2011

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to this Offer to Purchase shall be retained until I provide a Taxpayer Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature   Date  , 2011

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Share Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”).

Signatures on this Share Letter of Transmittal need not be guaranteed (i) if this Share Letter of Transmittal is signed by the registered holder(s) of the Ordinary Shares tendered herewith as shown on the Register of Members of Acorn and such holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Share Letter of Transmittal or (ii) if such Ordinary Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Share Letter of Transmittal and Ordinary Shares.  Certificates for all physically delivered Ordinary Shares properly completed and duly executed Share Letter of Transmittal, together with any required signature guarantees (or a manually signed facsimile thereof) and any other documents required by this Share Letter of Transmittal, must be received by the Share Tender Agent at its address set forth on the front page of this Share Letter of Transmittal by the Expiration Date. In the case of Ordinary Shares that are held by a shareholder in certificated form, such certificate must accompany the Share Letter of Transmittal; provided that shareholders whose share certificates are not immediately available or shareholders who cannot deliver their certificates and all other required documents to the Share Tender Agent prior to the Expiration Date may tender their Ordinary Shares pursuant to the guaranteed delivery procedure set forth in Section 3 — Procedures for Tendering Shares of the Offer to Purchase. Under the guaranteed delivery procedure (which is only applicable where Ordinary Shares are held in certificated form):

(i) such tender must be made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Bireme with the Offer to Purchase must be received by the Share Tender Agent before the Expiration Date; and

(iii) the certificates for all physically delivered Ordinary Shares, as well as a properly completed and duly executed Share Letter of Transmittal with any required signature guarantee (or a manually signed facsimile thereof) and any other documents required by this Share Letter of Transmittal, must be received by the Share Tender Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 — Procedures for Tendering Shares of the Offer to Purchase.

The method of delivery of Ordinary Shares, this Share Letter of Transmittal and all other required documents is at the election and sole risk of the tendering shareholder. Ordinary Shares represented by share certificates will be deemed delivered only when actually received by the Share Tender Agent. If certificates for Ordinary Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Ordinary Shares will be purchased. By executing this Share Letter of Transmittal (or a manually signed facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Ordinary Shares.

3. Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of Ordinary Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders.  If fewer than all the Ordinary Shares represented by a share certificate delivered to the Share Tender Agent are to be tendered, fill in the number of Ordinary Shares which are to be tendered in the box entitled “Number of Ordinary Shares Tendered” under “For Certificated Shares.” In such case, if appropriate or requested, a new certificate for the remainder of the Ordinary Shares represented by the old certificate will be issued and sent to the person(s) signing this Share Letter of Transmittal, unless otherwise provided in the appropriate box on this Share Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Ordinary Shares registered in the name of the registered holder specified in the Share Letter of Transmittal will be deemed to have been tendered unless otherwise indicated.

In the case of Ordinary Shares in uncertificated form, please fill in the number of Ordinary Shares which are to be tendered in the box “Number of Ordinary Shares Tendered” under “For Uncertificated Shares.” All Ordinary Shares registered in the name of the registered holder specified in the Share Letter of Transmittal will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Share Letter of Transmittal; Stock Powers and Endorsements.  If this Share Letter of Transmittal is signed by the registered holder(s) of the Ordinary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates, in the case of certificated Ordinary Shares, or the Register of Members of Acorn, in the case of uncertificated Ordinary Shares, without alteration or any change whatsoever.

If any of the Ordinary Shares tendered hereby is held of record by two or more persons, all such persons must sign this Share Letter of Transmittal.

If any of the Ordinary Shares tendered hereby are registered in different names on different certificates (if applicable) or on separate entries in the Register of Members, it will be necessary to complete, sign and submit as many separate Share Letters of Transmittal as there are different registrations of certificates or entries in the Register of Members.

If this Share Letter of Transmittal is signed by the registered holder(s) of the Ordinary Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Ordinary Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Share Letter of Transmittal is signed by a person other than the registered holder(s) of the Ordinary Shares tendered hereby, certificates must be endorsed or appropriate stock powers provided, in either case, signed exactly as the name(s) of members of the registered holder(s) appear(s) on the certificates, in the case of certificated Ordinary Shares, or on the Register of Members, in the case of uncertificated Ordinary Shares, for such Ordinary Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Share Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Bireme of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes.  Bireme will pay any stock transfer taxes with respect to the sale and transfer of any Ordinary Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Ordinary Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Ordinary Shares to Bireme pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Payment and Delivery Instructions.  If the check for the purchase price of any Ordinary Shares purchased is to be issued, or any Ordinary Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Share Letter of Transmittal or if the check for the purchase price of any Ordinary Shares purchased or any certificates for Ordinary Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Share Letter of Transmittal or to the person(s) signing this Share Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Share Letter of Transmittal should be completed.

8. Backup Withholding; Substitute Form W-9 and IRS Form W-8.  Under the U.S. federal income tax laws, unless certain certification requirements are met, the Share Tender Agent generally will be required to withhold at the applicable backup withholding rate from any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering U.S. shareholder, and, if applicable, each other payee, must provide the Share Tender Agent with such shareholder’s or payee’s correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by properly completing the Substitute Form W-9 set forth above, or if such shareholder or payee is not a U.S. person, by submitting a properly completed Internal Revenue Service (“IRS”) Form W-8 (generally, IRS Form W-8BEN). In general, if a shareholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the shareholder or payee does not provide the Share Tender Agent with its correct taxpayer identification number, if required, the shareholder or payee may be subject to a $50 penalty imposed by the IRS.

Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Share Tender Agent that a foreign person qualifies as an exempt recipient, such shareholder or payee must submit to the Share Tender Agent a properly completed IRS Form W-8 (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that person’s exempt status. IRS Forms W-8 (including IRS Form W-8BEN) can be obtained from the IRS (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Ordinary Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 or submit an applicable IRS Form W-8, as applicable, will not, by itself, cause Ordinary Shares to be deemed invalidly tendered, but will require the Share Tender Agent to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS. Failure to complete and return the Substitute IRS Form W-9 or an IRS Form W-8, as applicable, will result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9. Mutilated, Lost, Stolen or Destroyed Certificates.  If in the case of Ordinary Shares you hold in certificated form, the certificate(s) representing Ordinary Shares to be tendered have been mutilated, lost, stolen or destroyed, shareholders should (i) complete this Share Letter of Transmittal and check the appropriate box above and (ii) contact Acorn’s transfer agent, Codan Trust Company (Cayman) Limited, immediately by calling Judith Awe at (+345) 945 3901. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Share Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen certificate(s) have been followed.

10. Instrument of Transfer.  You must sign the attached Instrument of Transfer, but leave blank the date and the number of Ordinary Shares to be transferred. Bireme will determine the number of Ordinary Shares it accepts for payment under the terms and conditions of the Offer, including pursuant to proration if required as described in Section 1 — Terms of the Offer of the Offer to Purchase. The Share Tender Agent will insert such number of Ordinary Shares that Bireme will accept for payment and the date on which the transfer will be effected.

11. Requests for Assistance or Additional Copies.  Requests for assistance or additional copies of the Offer to Purchase and this Share Letter of Transmittal may be obtained from the Information Agent at its address or telephone numbers set forth below.

12. Waiver of Conditions.  Bireme reserves the right to waive any of the specified conditions of the Offer in the case of any Ordinary Shares tendered.

13. Tender Constitutes an Agreement.  It is a violation of Rule 14e-4 under the Exchange Act for a person, directly or indirectly, to tender Shares for his own account unless the person so tendering (i) has a net long position equal to or greater than the number of (a) Shares tendered, as applicable, or (b) other securities immediately convertible into, or exercisable or exchangeable for, Shares (“Equivalent Securities”) equal to or greater than the amount tendered and will acquire such Shares for tender by conversion, exercise or exchange of such other securities and (ii) will cause such Shares to be delivered in accordance with the terms of the Offer. Rule 14e-4 provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

The tender of Shares pursuant to any one of the procedures described above will constitute your acceptance of the Offer, as well as your representation and warranty that (i) you have a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, (ii) the tender of such Shares complies with Rule 14e-4 under the Exchange Act, and (iii) you have the full power and authority to tender, sell, assign and transfer the Shares tendered, as specified in the this Letters of Transmittal. Bireme’s acceptance for payment of Shares tendered by you pursuant to the Offer will constitute a binding agreement between you and Bireme with respect to such Shares, upon the terms and subject to the conditions of the Offer.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

General Instructions.  All section references are to the Internal Revenue Code unless otherwise stated.

U.S. person.  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

For federal tax purposes you are considered a U.S. person if you are:

1. An individual who is a citizen or resident of the United States,

2. A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

3. Any estate (other than a foreign estate) or domestic trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Partners and partnerships must consult their own tax advisors regarding the application of these rules to them.

Foreign person.  If you are a foreign person, do not use Substitute Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Substitute Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions below for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name.  If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Partnership, C Corporation, or S Corporation.  Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity.  If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Note.  Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Other entities.  Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note.  Check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box under the taxpayer identification number and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note.  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for...	THEN the payment is exempt for...

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 5 and 7 through13. Also, C corporations.

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt recipients 1 through 7(2)

(1)	See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter your SSN (or EIN, if the owner has one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart below for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf.  You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer Identification Numbers (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Substitute Form W-9 but do not have a TIN, fill out the box entitled “CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.” For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note.  Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements.  Complete the certification as indicated in 1 through 4 below.

1. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.  You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

2. Real estate transactions.  You must sign the certification. You may cross out item 2 of the certification.

3. Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

4. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
	Grantor trust filing under Optional Form Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor

For this type of account:		Give name and EIN of:
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

IMPORTANT:  This Share Letter of Transmittal (or a manually signed facsimile thereof) together with any signature guarantees and any other required documents, must be received by the Share Tender Agent on or prior to the Expiration Date and certificates for tendered Ordinary Shares, if any, must be received by the Share Tender Agent on or prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016

(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com